                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported):  June 19, 1998



                    MICROFLUIDICS INTERNATIONAL CORPORATION
            (Exact name of registrant as specified in its charter)

    DELAWARE                        000-11625                  042793022
------------------             ---------------------        ----------------
(State or other                     (Commission             (IRS Employer
jurisdiction of                     File Number)            Identification No.)
incorporation)


                               30 OSSIPPEE ROAD
                        Newton, Massachusetts    02164
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (617) 969-5452
                                                    --------------
          ----------------------------------------------------------

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ITEM 5.   OTHER EVENTS.

  On June 22, 1998, the Registrant publicly disseminated a press release announcing that the Registrant has entered into a definitive business combination agreement with two established U.S. manufacturing firms, Epworth Manufacturing Company, Inc. of South Haven, Michigan and Morehouse-COWLES , Inc. of Fullerton, California, each of which has a well-known product line of mixing, dissolving and dispersion systems with broad applications and together are marketed under the EMCO U.S.A. trade name. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

  99     The Registrant's Press Release dated June 22, 1998.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MICROFLUIDICS INTERNATIONAL CORPORATION
                                    ---------------------------------------
                                    (Registrant)



Date: June 22, 1998                 /s/ Irwin J. Gruverman
                                    -----------------------------------
                                    Irwin J. Gruverman
                                    CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE
                                    OFFICER AND SECRETARY

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number              Description
-------             -----------

99                  The Registrant's Press Release
                    dated June 22, 1998.